UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): June 22, 2015 (June 20, 2015)

ANTHEM, INC.

(Exact name of Registrant as specified in its Charter)

Indiana

(State or Other Jurisdiction of Incorporation or Organization)

001-16751	35-2145715
(Commission File Number)	(I.R.S. Employer Identification No.)

120 Monument Circle Indianapolis, IN 46204
(Address of Principal Executive Offices, Including Zip Code)

(317) 488-6000

(Registrant’s telephone number, including area code)

Not applicable

(Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

On June 22, 2015, Anthem, Inc. (“Anthem”) issued a press release announcing that is has posted an investor presentation on its website highlighting the compelling value of its proposal to acquire all of the outstanding shares of common stock of Cigna Corporation (“Cigna”) for consideration of $184 per share in cash and shares of common stock of Anthem (the “Proposal”) and that it will host a conference call on Monday, June 22, 2015 at 11:00 a.m. Eastern Time related to the contents of the release.

In the press release, Anthem reaffirmed its net income guidance for full year 2015 to be greater than $9.47 per share, including greater than $0.43 per share of net unfavorable items. Excluding these items, adjusted net income is expected to be greater than $9.90 per share. This guidance includes no additional net adjustment items beyond those reported in Anthem’s first quarter 2015 earnings release.

A copy of the press release and investor presentation is attached hereto as Exhibits 99.1 and 99.2, respectively.

The information contained in this Item 7.01 and the attached Exhibits 99.1 and 99.2 are furnished to and not filed with the Securities and Exchange Commission. The foregoing description is qualified in its entirety by reference to the text of such press release and investor presentation and is incorporated herein by reference and constitutes part of this report.

Item 8.01	Other Events.

On June 20, 2015, Anthem issued a press release announcing the Proposal and highlighting the compelling value provided thereby. A copy of the press release, including the full text of the proposal letter delivered to Cigna’s board of directors, is attached hereto as Exhibit 99.3. The foregoing description is qualified in its entirety by reference to the text of such press release and is incorporated herein by reference and constitutes part of this report.

The information contained in this Item 8.01 and the attached Exhibit 99.3 are furnished to and not filed with the Securities and Exchange Commission. The foregoing description is qualified in its entirety by reference to the text of such press release and is incorporated herein by reference and constitutes part of this report.

Additional Information

This communication does not constitute an offer to buy or solicitation of an offer to sell any securities. This communication relates to a proposal which Anthem, Inc. (“Anthem”) has made for a business combination transaction with Cigna Corporation (“Cigna”). In furtherance of this proposal and subject to future developments, Anthem (and, if a negotiated transaction is agreed, Cigna) may file one or more registration statements, proxy statements, tender offer statements or other documents with the U.S. Securities and Exchange Commission (the “SEC”). This communication is not a substitute for any proxy statement, registration statement, tender offer statement, prospectus or other document Anthem and/or Cigna may file with the SEC in connection with the proposed transaction.

Investors and security holders of Anthem and Cigna are urged to read the proxy statement(s), registration statement, tender offer statement, prospectus and other documents filed with the SEC carefully in their entirety if and when they become available as they will contain important information about the proposed transaction. Any definitive proxy statement(s) or prospectus(es) (if and when available) will be mailed to stockholders of Cigna and/or Anthem, as applicable. Investors and security holders will be able to obtain free copies of these documents (if and when available) and other documents filed with the SEC by Anthem through the web site maintained by the SEC at http://www.sec.gov.

Anthem and/or Cigna and their respective directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. You can find information about Anthem’s executive officers and directors in Anthem’s definitive proxy statement filed with the SEC on April 1, 2015. You can find information about Cigna’s executive officers and directors in Cigna’s definitive proxy statement filed with the SEC on March 13, 2015. Additional information regarding the interests of such potential participants will be included in one or more registration statements, proxy statements, tender offer statements or other documents filed with the SEC if and when they become available. You may obtain free copies of these documents using the sources indicated above.

This document shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended.

SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

This document contains certain forward-looking information about us that is intended to be covered by the safe harbor for “forward-looking statements” provided by the Private Securities Litigation Reform Act of 1995. Forward-looking statements are statements that are not generally historical facts. Words such as “expect(s),” “feel(s),” “believe(s),” “will,” “may,” “anticipate(s),” “intend,” “estimate,” “project” and similar expressions are intended to identify forward-looking statements, which generally are not historical in nature. These statements include, but are not limited to, statements regarding our offer to acquire Cigna Corporation (“Cigna”), our financing of the proposed transaction, its expected future performance (including expected results of operations and financial guidance), the combined company’s future financial condition, operating results, strategy and plans, financial projections and estimates and their underlying assumptions; statements regarding plans, objectives and expectations with respect to future operations, products and services; and statements regarding future performance. Such statements are subject to certain risks and uncertainties, many of which are difficult to predict and generally beyond our control, that could cause actual results to differ materially from those expressed in, or implied or projected by, the forward-looking information and statements. These risks and uncertainties include: those discussed and identified in our public filings with the U.S. Securities and Exchange Commission, or SEC; those relating to our proposal to acquire Cigna, as detailed from time to time in our and/or Cigna’s filings with the SEC; increased government participation in, or regulation or taxation of health benefits and managed care operations, including, but not limited to, the impact of the Patient Protection and Affordable Care Act and the Health Care and Education Reconciliation Act of 2010, or Health Care Reform; trends in health care costs and utilization rates; our ability to secure sufficient premium rates including regulatory approval for and implementation of such rates; our participation in the federal and state health insurance exchanges under Health Care Reform, which have experienced and continue to experience challenges due to implementation of initial and phased-in provisions of Health Care Reform, and which entail uncertainties associated with the mix and volume of business, particularly in our Individual and Small Group markets, that could negatively impact the adequacy of our premium rates and which may not be sufficiently offset by the risk apportionment provisions of Health Care Reform; our ability to contract with providers consistent with past practice; competitor pricing below market trends of increasing costs; reduced enrollment, as well as a negative change in our health care product mix; risks and uncertainties regarding Medicare and Medicaid programs, including those related to non-compliance with the complex regulations imposed thereon and funding risks with respect to revenue received from participation therein; a downgrade in our financial strength ratings; litigation and investigations targeted at our industry and our ability to resolve litigation and investigations within estimates; medical malpractice or professional liability claims or other risks related to health care services provided by our subsidiaries; our ability to repurchase shares of our common stock and pay dividends on our common stock due to the adequacy of our cash flow and earnings and other considerations; non-compliance by any party with the Express Scripts, Inc. pharmacy benefit management services agreement, which could result in financial penalties, our inability to meet customer demands, and sanctions imposed by governmental entities, including the Centers for Medicare and Medicaid Services; events that result in negative publicity for us or the health benefits industry; failure to effectively maintain and modernize our information systems and e-business organization and to maintain good relationships with third party vendors for information system resources; events that may negatively affect our licenses with the Blue Cross and Blue Shield Association; possible impairment of the value of our intangible assets if future results do not adequately support goodwill and other intangible assets; intense competition to attract and retain employees; unauthorized disclosure of member or employee sensitive or confidential information, including the impact and outcome of investigations, inquiries, claims and litigation related to the cyber attack we reported in February 2015; changes in the economic and market conditions, as well as regulations that may negatively affect our investment portfolios and liquidity; possible restrictions in the payment of dividends by our subsidiaries and increases in required minimum levels of capital and the potential negative effect from our substantial amount of outstanding indebtedness; general risks associated with mergers and acquisitions; various laws and provisions in our governing documents that may prevent or discourage takeovers and business combinations; future public health epidemics and catastrophes; and general economic downturns. Important factors that could cause actual results to differ materially from the forward-looking statements we make in this communication are set forth in other reports or documents that we may file from time to time with the SEC, and include, but are not limited to: (i) the ultimate outcome of any possible transaction between us and Cigna, including the possibilities that Cigna will reject a transaction with us, (ii) the ultimate outcome and results of integrating the operations of us and Cigna if a transaction is consummated, (iii) the ability to obtain regulatory approvals and meet other closing conditions to any possible transaction, including the necessary shareholder and stockholder approvals, and (iv) the risks and uncertainties detailed by Cigna with respect to its business as described in its reports and documents filed with the SEC. All forward-looking statements attributable to us or any person acting on our behalf are expressly qualified in their entirety by this cautionary statement. Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof. Except to the extent otherwise required by federal securities law, we do not undertake any obligation to republish revised forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events. Readers are also urged to carefully review and consider the various disclosures in our SEC reports.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description of Exhibit

99.1	Press release, dated June 22, 2015 issued by Anthem, Inc.

99.2	Investor Presentation regarding Anthem Proposal dated June 22, 2015.

99.3	Press Release, dated June 20, 2015 issued by Anthem, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Anthem, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANTHEM, INC.

By:	/s/ Kathleen S. Kiefer
	Name:	Kathleen S. Kiefer
	Title:	Corporate Secretary

Dated: June 22, 2015

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

99.1	Press release, dated June 22, 2015 issued by Anthem, Inc.

99.2	Investor Presentation regarding Anthem Proposal dated June 22, 2015.

99.3	Press Release, dated June 20, 2015 issued by Anthem, Inc.